Exhibit 10.8

Amendment No. 1 to the

License Agreement Effective October 15th, 2015

between Stanford University

And

Epinomics Inc.

Effective as of February 1st, 2017, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and EPINOMICS (“Epinomics”), a company having a primary place of business at 1165A O’Brien Dr, Menlo Park, California 94025, agree as follows:

1.	BACKGROUND

1.        Stanford and Epinomics are parties to a License Agreement effective October 15th, 2015 (“Original Agreement”) covering “ATAC-seq: Fast and efficient chromatin hypersensitivity mapping in small cell numbers using direct transposition” disclosed in Stanford Docket S12-404.

Now, Epinomics has requested and Stanford has agreed to amend the Original Agreement to add an invention entitled “ATAC-see: a method for integrated imaging and sequencing of the accessible genome” disclosed in Stanford Docket S16-007.

2.	AMENDMENT

2.1	The first sentence of Paragraph 2.9 of the Original Agreement shall be deleted and replaced with the following sentence:

“2.9 “Licensed Patent” means Stanford’s PCT application Serial Number PCT/US2014/38825 filed May 20, 2014. US patent application Serial Number 62/306,504 filed March 10th, 2016, any foreign patent application corresponding thereto, and any divisional. continuation. or reexamination application, extension, and each patent that issues or reissues from any of these applications.”

3.	OTHER TERMS

3.1	All other terms of the Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF. the parties hereto have executed this Amendment No. 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature	/s/ Mona Wan
Name	Mona Wan
Title	Associate Director
Date	February 13, 2017

EPINOMICS INC.

Signature	/s/ Fergus Chan
Name	Fergus Chan
Title	Officer
Date	February 6, 2017